KRRO-121: A Potential First-in-Class Treatment for Ammonia Control January 27th, 2026 Exhibit 99.1

Forward-Looking Statements and Disclaimers Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, but are not limited to, express or implied statements regarding expectations, hopes, beliefs, intentions or strategies of Korro Bio, Inc. (Korro) regarding the future including, without limitation, express or implied statements regarding: the timing of the regulatory filing for KRRO-121; KRRO-121’s pan-urea cycle disorder (UCD) potential; KRRO-121’s first in class potential as a treatment for ammonia control; KRRO-121’s ability to drive strong patient engagement and recruitment in clinical trials; KRRO-121’s pipeline-in-a-product, blockbuster potential; KRRO-121’s differentiation and potential impact for patients; among others. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “aim,” “target,” “commit,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including risks inherent in biopharmaceutical development; risks associated with pre-clinical studies and clinical studies; risks associated with validating in clinical trials observations from pre-clinical studies; along with other risks inherent in biopharmaceutical development; and other risks associated with obtaining regulatory approvals and protecting intellectual property; as well as risks associated with general economic conditions (including recent geopolitical uncertainty and potential supply chain disruptions due to changes in economic policy); and other risks and uncertainties indicated from time to time in Korro’s filings with the SEC, including “Risk Factors” in Korro’s most recent Quarterly Report on Form 10-K or Form 10-Q filed with the SEC, as such may be amended or supplemented by its other filings with the SEC. 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Expanding to New Biological Frontiers with RNA Editing Ram Aiyar, PhD, MBA Chief Executive Officer

Modulate Protein Function (Activate pathway) Examples of Modulate  = Hyperammonemia, ALS, MASH, Fibrosis… RNA TRANSLATION A Normal Protein TRANSLATION I Protein Variant Edited RNA Editing RNA Without permanently modifying DNA Modular Delivery Potential to deliver to multiple cell types Learning from Genetics To support predictable biological impact Developing Transformative Genetic Medicines for Rare and Highly Prevalent Diseases

KRRO-121 Scientific Overview and Preclinical Data Loïc Vincent, PhD Chief Scientific Officer

Mechanism: Stabilizing Glutamine Synthetase to Clear Ammonia

Glutamine Synthetase (GS) is a critical ammonia clearing mechanism

- Genetic evidence uncovers a key amino acid modification that can **augment GS protein stability**
- **Ammonia-lowering benefits** of stabilized GS activity may address substantial unmet need in patients with poor ammonia control, including UCD and hepatic encephalopathy
- KRRO-121 is a GalNAc-conjugated ASO that edits GS mRNA to generate a stable, de novo GS variant **specifically in the liver**
- KRRO-121 demonstrates potential to enable **robust ammonia clearance**, supporting a pan-UCD approach that may enable dietary liberalization as well as clinical activity in other **ammonia-driven diseases**, such as HE

KRRO-121 regulatory submission to enable commencement of FIH trial is anticipated in the 2nd half of 2026

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Two Complementary Pathways for Ammonia Clearance: Urea Cycle and Glutamine Synthetase (GS)

Urea Cycle



Ammonia
CPS-1
OTC
ARG
Urea Cycle
ASS
Urea
ASL

Expressed primarily in liver

Glutamine Synthetase



Glutamate
Ammonia
Glutamine synthetase
Glutamine

Expressed in many tissues, including liver, brain, and muscle

Source: Inoue at al., Seizure (2015); Bennet et al., Child Neurology Open (2020); Jones et al., The American Journal of Human Genetics (2024); Soria et al., J Inherit Metab Dis (2019); KOL interviews

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Degradation of GS Controlled by Levels of Glutamine

Glutamine Drives Degradation of GS


Glutamate
Ammonia
Glutamine synthetase
GS Degradation
Glutamine

GS degraded when glutamine rises, reducing ammonia clearance capacity

Degradation Mechanism: Acetylation of Key N-terminal Residues

Low glutamine | **High glutamine**


N
N
Lys
Lys
Ac
Ac
Glutamine synthetase
Glutamine synthetase
Ubiquitination signal
Degradation

No lysine acetylation, GS is stable

Acetylation of lysine residues, leading to ubiquitination and protein degradation

Source: Van Nguyen et al., Mol Cell (2017)
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Human Genetic Evidence Supports Stabilization of GS by Preventing Degradation

Loss of Function

Case Report

Two Siblings With Valproate-Related Hyperammonemia and Novel Mutations in Glutamine Synthetase *(GLUL)* Treated With Carglumic Acid


Glutamine synthetase
N
Asn
Lys
Acetylation mimic
prone to degradation

↑ Ammonia ↓ GS Stability

Patient with Lys14Asn mutation (mimicking acetyl-lysine) resulted in GS deficiency, hyperammonemia

Gain of Function

ARTICLE

Clustered *de novo* start-loss variants in *GLUL* result in a developmental and epileptic encephalopathy via stabilization of glutamine synthetase


Wild-type
AUG
degron
AUG
Met1
glutamine synthetase decamer
high glutamine
proteasomal degradation
Start-loss
degron
AUG
Met18
glutamine synthetase decamer
high glutamine
proteasomal degradation


Glutamine synthetase
No N-terminal degron

↑ GS stability

↓ Ammonia

→ Stable activity

9 patients with start-loss variants, stabilizing GS due to loss of N-terminal Lys residues

Source: Bennet et al., Child Neurology Open (2020); Jones et al., The American Journal of Human Genetics (2024); Van Nguyen et al., Mol Cell (2017)

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Hypothesis: Preventing GS Degradation Will Stabilize the Protein and Enable Increased Ammonia Clearance Liver-specific GS modification may prevent degradation, increase ammonia clearance Glutamine Glutamine synthetase N Arg Lys Glutamate Ammonia GS degradation prevented

Our Approach: Liver-specific, GalNAc-ASO to Generate a Stable GS Variant



Liver directed editing (GalNAc delivery)
De novo GS variant
GalNAc
+
A
I (G)
Glutamine synthetase
N
Arg
Lys
KRRO-121
GS mRNA
Edited GS mRNA
De novo GS variant

Designed to maintain consistent ammonia clearance capacity

KRRO-121: GalNAc-conjugated oligonucleotide designed for liver-specific RNA editing of GS to enhance ammonia clearance capacity

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KRRO-121 Stabilized GS in OTC-Deficient iPSC-Derived Hepatocytes GS degradation GS remained stable upon oligo treatment Similar results in ASS1-deficient iPSC-derived hepatocytes 20–25% editing observed in oligo-treated cells Note: OTC D175V human iPSC-derived hepatocytes differentiated for 14 days, then treated with oligo for 48 hours where indicated (10 mM NH4Cl added after 24 hours where indicated). GS concentration measured at conclusion of 48-hour incubation. KRRO-121 Stabilized GS in UCD-derived Human Cell Models KRRO-121 OTC iPSC

Improved Clearance in Ammonia Challenge Supports Potential to Increase Protein Intake Note: Vehicle or Mouse-optimized oligo dosed at 10 mg/kg-SC daily on Days 0-4. Ammonia and glutamine measured following ammonia challenge (150 mg/kg) on Day 14 Ammonia challenge designed to model patient protein consumption Nonsignificant Increase in Plasma Glutamine Levels Fasted ammonia ULN: 450 mM (human range 75 mg/dL) Ammonia (µM) Day 14 Day 14 Vehicle Mouse-optimized oligo Ammonia Reduction in OTC-Deficient Mice Challenged with Ammonia Supports Clinical Activity, Diet Liberalization OTCspf/ash

De Novo GS Variant Enabled Ammonia Control in OTC Mice Under Protein Load, with Stable Isotope Tracer Validating MOA

OTCspf/ash

Increased Plasma N-15 Glutamine



Vehicle
Mouse-optimized oligo
AUC Glutamine Conc (µM) x Minutes
4000
3000
2000
1000
0
0
20
40
60
80
100
Min
**

Decreased Plasma Ammonia



Ammonia (µM)
1000
800
600
400
200
30
45
90
Min
**
Fasted ammonia ULN: 450 µM (75 µg/dL)

Increased Total Liver GS Concentration



Fold Change to Control
1.5
1.0
0.5
0
20
40
60
80
100
Min
**

N-15 glutamate used as target engagement tracer

Demonstrated GS target engagement in OTC-deficient mice; similar results observed in wild-type mice (not shown)

Note: Vehicle or Mouse-optimized oligo dosed at 10 mg/kg-SC daily on Days 0-4. Glutamine, ammonia, and GS concentration measured following challenge with 100 mg/kg glutamine + N-15 glutamate on Day 11

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Ammonia Reduction in CPS-1 Deficient Mice Further Validates Potential Pan-UCD Applicability and Diet Liberalization Note: Vehicle or Mouse-optimized oligo dosed at 10 mg/kg-SC daily on Days 0-4. Ammonia and glutamine measured following ammonia challenge (150 mg/kg) on Day 8 Reduction in Ammonia Following Ammonia Challenge Nonsignificant Increase in Plasma Glutamine Levels Vehicle Mouse-optimized oligo CPS-1

PXB

KRRO-121

KRRO-121 Significantly Reduced Ammonia Levels in Basal State and Following Ammonia Challenge in Humanized Liver Mouse Model

Stabilized GS Variant and Normal GS Protein Levels



De novo GS variant
Native GS protein
Protein (nM, in liver)
800
600
400
200
0
Vehicle Control
KRRO-121 Treated

Potent ammonia lowering through a minimal amount of de novo GS

Reduction in Basal Ammonia

Predose ammonia levels



Ammonia (µM)
150
100
50
0
***
Vehicle Control
KRRO-121 Treated

Enhanced Ammonia Clearance in Challenge

Post-challenge ammonia levels



Ammonia (µM)
2000
1500
1000
500
0
***
ULN
Vehicle Control
KRRO-121 Treated

Steady Glutamine Post-Challenge



ns
Glutamine (mM)
2.0
1.5
1.0
0.5
0.0
Vehicle Control
KRRO-121 Treated

KRRO-121 stabilized GS levels, providing robust ammonia control in a humanized mouse model

Note: Vehicle or KRRO-121 dosed at 50 mg/kg-SC on Days 0, 14 and 28. Mice challenged with 350 mg/kg ammonia on Day 21. GS levels measured on Day 31. PXB mice retain zonal GS expression.
Source: J Toxicol Pathol 2025; 38: 183–189

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KRRO-121 OTCspf/ash KRRO-121 Showed No Increase in Astrocyte Activation in Brain Note: Vehicle or KRRO-121 dosed at 20 mg/kg-SC daily on Days 0-4. Editing and GFAP measured following ammonia challenge (150 mg/kg) on Day 14 GFAP+ cells represented as brown dots 1 mm 5 mm 5 mm 1 mm

KRRO-121 Displayed Strong Liver Uptake and No Adverse Findings in Non-Human Primates

KRRO-121

>90% Delivery of KRRO-121 to Liver



Liver:
90%+
Liver
Kidney
Injection Site
Spleen

<0.05% delivery to bone marrow, brain, heart, lymph nodes and muscle

Confirmed Liver Localization of KRRO-121 with Pericentral GS



200 µm

Cy5 (purple) = KRRO-121

Cy7 (teal) = GS

DAPI (blue) = nuclei

No Changes in Liver or Kidney Function



KRRO-121 (QWx3, Monkey) - 6h post 3rd dose
10 mg/kg
30 mg/kg
Fold change to Vehicle Control
2.0
1.5
1.0
0.5
0.0
ALT
AST
TBIL
Creatinine
BUN
Prothrombin time
Platelets
Complement Bb

Note: Vehicle or KRRO-121 dosed to cynomolgus monkeys (n=3 male/group) QWx3 (10 or 30 mg/kg), samples collected for biodistribution and histopathology 48h post third dose and clinical chemistries and hematology 6 and 48h post first and last dose

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KRRO-121: A Potential First-in-class Treatment For Ammonia Control

Preclinical Activity

- **Pan-UCD potential** impacting multiple UCD subtypes
- **Robust ammonia control** in OTC and CPS-1 mice challenged with ammonia[1]
- **Diet liberalization potential** demonstrated by ammonia reduction during protein challenge

Preclinical Safety

- **NHP: No adverse safety signals** in repeat QWx3 dose range finding tox studies
- **NHP:** No impact on **coagulation, complement, platelets, cytokines**
- No evidence of editing observed in **mouse brain tissue**
- No increase in **mouse astrocyte staining** in KRRO-121 treated mice relative to vehicle treatment

Demonstrated Translation

- Production of **stable,** de novo **GS variant** which increased ammonia clearance and maintained normal glutamine levels
- Scaled from **mouse to monkey** and showed **targeted liver delivery**

Strong preclinical data support KRRO-121's anticipated regulatory submission

Note: 1. As demonstrated using a surrogate mouse-optimized oligo

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KRRO-121: Anticipated Regulatory Filing in Second Half of 2026 Compelling product profile for controlling ammonia expected to drive strong patient engagement and recruitment 2025 2026 H2 H1 H2 Regulatory Filing for FIH Trial DC Nominated KRRO-121  Analyst Day 

KRRO-121 Market Opportunity Todd Chappell, MBA Chief Operating Officer

KRRO-121 Has Blockbuster Potential in Multiple Indications

	Urea Cycle Disorders	Hepatic Encephalopathy
Addressable Patients	4,200 U.S.[1] 5,100 EU + UK[1]	80,000 U.S.[2] 150,000 EU + UK[3]
Market Opportunity	$1.5B	$2B+

Note: 1. Severe late-onset UCD patients; 2. Patients prescribed rifaximin +/- lactulose with ≥1.5x normal ammonia and satisfactory liver function as assessed by laboratory values; 3. EU + UK estimate applies U.S. epidemiology assumptions to estimated EU + UK cirrhosis population

Source: 3rd party primary market research study (April 2025); KOL interviews; GlobalData; Electronic medical records analysis (data from 2022). All figures approximate.

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Plasma Ammonia Significantly Impacts Pathology Across Multiple Diseases High ammonia leads to: Neurological impairment, potentially permanent Frequent hospitalization Highly restricted diet Elevated infection risk Additional non-neurological complications Can be caused by cirrhosis or urea cycle dysfunction Clinical studies have shown benefit of lowering ammonia in multiple indications Ammonia Diet & metabolism Normal Clearance Diminished Clearance Normal excretion through kidneys Hyperammonemia Ammonia Pathology ! Source: 3rd party primary market research study and analysis (April 2025); KOL interviews

Uncontrolled Ammonia is a Persistent Danger for UCD Patients UCD 35 µmol/L 1x ULN 52.5 µmol/L 1.5x ULN 0 25 50 75 100 125 150 175 200 Ammonia (µmol/L) Healthy adult range Ammonia Frequently >1.5x ULN in UCD, Leading to Increased Hyperammonemia Risk Ammonia control is highly challenging in UCD patients today, often requiring nitrogen scavengers + strict diet that can lead to malnutrition Note: 1. ~150 measurements in 16 patients with confirmed SNPs associated with urea cycle enzymes. ULN – Upper limit of normal Source: Electronic medical records analysis (data from 2022)

KRRO-121 is Designed to Have a Compelling Product Profile to Potentially Address UCD Patients with Substantial Unmet Need UCD De novo hepatic GS variant with enhanced stability, designed to enable robust ammonia clearance capacity via chronic maintenance therapy Differentiated Ammonia-Lowering Approach Pan-UCD approach Convenient SC delivery Diet liberalization Reduction in HACs

UCD

KRRO-121 Can Potentially Address Patients Across All UCD subtypes

U.S. UCD Epidemiology

6,500
UCD patients

4,600
post-neonatal onset[1]

4,200
severe[2]

+ 5,100
additional addressable patients in EU + UK

UCD Subtypes


ARG1 + HHH + NAGS + Citrin
CPS1
ASS
ASL
OTC

Note: 1. Onset of symptoms at age >1 month; 2. Severe defined as symptomatic patients expected to benefit from pharmacological therapy
Source: 3rd party primary market research study (April 2025); KOL interviews; GlobalData. All figures approximate.

26

Ammonia Measurements in Uncontrolled HE Patients Are Frequently Above Normal, Correlating with Higher HE Risk HE HE Events Correlate with Ammonia Ammonia Elevated in Many Severe / Recurring HE Patients1 Note: 1. 523 measurements from HE patients with rifaximin exposure in 2022 (27 outliers excluded from graph as defined by Q3 + 1.5 x IQR or Q1 – 1.5 x IQR); 2. Cirrhosis patients with exposure to rifaximin (+/- lactulose); 3. Excluding patients with no available ammonia data. ULN – Upper limit of normal Source: Rockey et al., Hepatology (2014); Electronic medical records analysis (data from 2022) ~47% No data available Controlled HE Severe / recurring HE2 High ammonia (≥1.5x ULN) Normal ammonia 35 µmol/L 1x ULN 52.5 µmol/L 1.5x ULN 0 25 50 75 100 125 150 175 200 Ammonia (µmol/L) Healthy adult range Ammonia Measurements: Severe / Recurring HE HE Patient Segmentation ~70 µM median ammonia ~76% of severe/ recurring HE patients with available ammonia data have an elevation ≥1.5x ULN3 Glycerol Phenylbutyrate Phase 2 HALT-HE Study

HE

Elevated Ammonia Levels Are Associated with a Greater Healthcare Burden in HE

High Ammonia Significantly Increases Hospitalization Risk


HE-related[1]
All-cause
Mean annual hospitalizations / patient
4
3
2
1
***
**
All severe / recurring HE
Severe / recurring HE w/ high ammonia and stable MELD
All severe / recurring HE
Severe / recurring HE w/ high ammonia and stable MELD

- **>2-fold increase** in HE-related hospitalization for addressable HE patients[2] vs all severe / recurring HE
- **>$10B** inpatient charges for HE in the U.S. each year; average cost per hospitalization **over $75K[3]**

Clear shift towards greater healthcare utilization in HE underscores strong pharmacoeconomic case for treatments that can reduce this burden

Note: 1. HE-related hospitalization defined as an inpatient visit with a concurrent lactulose prescription; 2. Addressable HE defined as HE patients prescribed rifaximin +/- lactulose with ≥1.5x normal ammonia and MELD ≤20; 3. Average payer costs for HE hospitalization in 2020 based on commercial claims database analysis; ** p <0.01; *** p <0.001
Source: Harris et al., Clinics in Liver Disease (2024); Wong et al., Clin Transl Gastroenterol (2025); Electronic medical records analysis (data from 2022)

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KRRO-121 Also Has an Opportunity to Potentially Address Significant Unmet need in HE HE De novo hepatic GS variant with enhanced stability, designed to enable robust ammonia clearance capacity via chronic maintenance therapy Differentiated Ammonia-Lowering Approach Direct ammonia control Convenient SC delivery Improved survival and quality of life Reduction in HE events

HE

Up to ~80K Addressable Patients in the U.S. with Severe / Recurring HE May Benefit from Ammonia-Lowering Treatment

U.S. HE Epidemiology

2,200,000
Patients with cirrhosis[1]

140,000
Severe / recurring HE[2]

Up to 80,000
High ammonia and sufficient liver function[3]

+ 150,000
Additional patients in EU + UK

Additional opportunity can be unlocked in prevention of initial HE episode

Note: 1. U.S. cirrhosis prevalence as estimated by Tapper et al (2023); 2. Cirrhosis patients with exposure to rifaximin (+/- lactulose); 3. Ammonia measurement ≥52.5 μM (1.5x upper limit of normal) and average MELD score below 20 (excluding patients where no ammonia data was available)
Source: Tapper et al., JAMA (2023); Electronic medical records analysis (data from 2022). All figures approximate.

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Ram Aiyar, PhD, MBA Chief Executive Officer Closing remarks

Key Takeaways from KRRO-121 Significant unmet medical need for controlling ammonia Robust scientific / genetic evidence supporting GS stabilization approach Transformative potential to impact patients Vision for the future as a leader in modulating disease biology